                                                                     Exhibit 4.3

                       ----------------------------------

                                 UNIT AGREEMENT

                            Dated as of July 27, 1999

                                  by and among

                             HERCULES INCORPORATED,

                                HERCULES TRUST II

                                       and

                            THE CHASE MANHATTAN BANK
                                  as Unit Agent
                       ----------------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1.  Certain Definitions ...........................................   1

SECTION 2.  Appointment of Unit Agent .....................................   3

SECTION 3.  Issuance of Units; Unit Certificates ..........................   4

SECTION 4.  Rights to Components of Units .................................   9

SECTION 5.  Enforcement of Rights .........................................   9

SECTION 6.  Merger, Consolidation or Change of Name of Unit Agent .........   9

SECTION 7.  Unit Agent ....................................................  10

SECTION 8.  Resignation and Removal of Unit Agent; Appointment of
            Successor .....................................................  12

SECTION 9.  Notices .......................................................  13

SECTION 10. Supplements and Amendments ....................................  14

SECTION 11. Successors ....................................................  15

SECTION 12. Termination ...................................................  15

SECTION 13. Governing Law .................................................  15

SECTION 14. Benefits of This Agreement ....................................  15

SECTION 15. Counterparts ..................................................  15


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
            UNIT AGREEMENT, dated as of July 27, 1999 (the "Agreement"), among Hercules Incorporated, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), Hercules Trust II, a statutory business trust formed under the Business Trust Act of the State of Delaware (the "Trust") and The Chase Manhattan Bank, a banking corporation duly organized and existing under the laws of the State of New York, as unit agent (the "Unit Agent").

            WHEREAS, in connection with an offering of up to 400,000 CRESTS(SM) Units (the "Units"), the Company proposes to issue up to 400,000 warrants (the "Warrants") to purchase up to an aggregate of 9,367,680 shares of the Company's common stock, without par value ($25/48 stated value) (the "Common Stock"), and the Trust proposes to issue up to 400,000 preferred securities (the "Preferred Securities"), each Unit consisting of one Preferred Security and one Warrant.

            WHEREAS, the Company and the Trust desire the Unit Agent to act on their behalf, and the Unit Agent is willing so to act, in connection with the issuance of Unit Certificates (as defined below) and other matters as provided herein.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and for the purpose of defining the respective rights and obligations of the Company, the Trust, the Unit Agent and the Holders (as defined below), the parties hereto agree as follows:

            SECTION 1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

            "AFFILIATE" has the same meaning given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

            "AGREEMENT" means this Unit Agreement, dated as of July 27, 1999, including all exhibits hereto, as amended or supplemented from time to time.

            "APPLICABLE PROCEDURES" means, with respect to any transfer or exchange of or for beneficial interests in the Global Unit, the rules and procedures of the Depositary that apply to such transfer or exchange, as made available by the Depositary to the Company, the Trust, the Unit Agent and others from time to time upon request.

            "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banking institutions in The City of New York or Wilmington, Delaware are authorized or required by law, regulation or executive order to close.

            "CLOSING TIME" means the Closing Time as defined in the Underwriting Agreement.

            "COMMISSION" means the Unites States Securities and Exchange Commission as from time to time constituted or, if at any time after the execution of this Agreement such Commission is not existing and performing the duties now assigned to it under applicable federal securities laws, then the body performing such duties at such time.

            "DEBENTURES" means the Series A Junior Subordinated Deferrable Interest Debentures of the Company.

            "DEFINITIVE UNIT" means a Unit in certificated form registered in the name of the Holder thereof and issued in accordance with Section 3. hereof, as evidenced by a Unit Certificate substantially in the form of Exhibit A hereto except that such Unit Certificates shall not bear the Global Unit Legend and shall not have the "Schedule of Exchanges of Interests of Global Unit" attached thereto.

            "DEPOSITARY" means the Person specified in Section 3.3 hereof as the Depositary with respect to the Units, and any and all successors thereto appointed as Depositary hereunder and having become such pursuant to the applicable provision of this Agreement.

            "DTC" means The Depository Trust Company.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

            "GLOBAL UNIT" means one or more Units issued in book-entry form, registered in the name of Cede & Co. or such other nominee designated by the Depository and issued in accordance with Section 3.1(b) hereof, as evidenced by Unit Certificates substantially in the form of Exhibit A hereto.

            "GLOBAL UNIT LEGEND" means the legend set forth in Section 3.5(d) which is required to be placed on the Global Unit.

            "HOLDER" means any Person in whose name a Unit Certificate shall be registered in the register maintained by the Unit Registrar.

            "INDENTURE" means the Junior Subordinated Debentures Indenture, dated as of March 17, 1999, between the Company and The Chase Manhattan Bank, as trustee, relating to the Debentures, as amended or supplemented from time to time, including the First Supplemental Indenture thereto, dated as of July 27, 1999.

            "INDIRECT PARTICIPANT" means a Person who holds a beneficial interest in a Global Unit through a Participant.

            "OFFICER" means, with respect to any Person, the Chief Executive Officer, the Chief Financial Officer, the President or a Vice President of such Person.

            "OPINION OF COUNSEL" means an opinion from legal counsel who is reasonably acceptable to the Unit Agent in form and substance reasonably acceptable to the Unit Agent. The counsel may be an employee of or counsel to the Company, any subsidiary of the Company or the Unit Agent.

            "PARTICIPANT" means, with respect to the Depositary, a Person who has an account with the Depositary.

            "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

            "RESPONSIBLE OFFICER" when used with respect to the Unit Agent, means any officer within the corporate trust department of the Unit Agent, including any vice president, any assistant vice president, assistant secretary, assistant treasurer, trust officer or any other authorized agent of the Unit Agent who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

            "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

            "TRUST AGREEMENT" means the Amended and Restated Trust Agreement of the Trust, dated as of July 27, 1999, including Annex I thereto, among the Company, as sponsor, Israel J. Floyd, Jan M. King and Stuart C. Shears, as administrative trustees (the "Administrative Trustees"), The Chase Manhattan Bank, as property trustee (the "Property Trustee"), Chase Manhattan Bank Delaware, as Delaware Trustee, and the holders from time to time of undivided beneficial interests in the Trust, as amended or supplemented from time to time.

            "UNDERWRITING AGREEMENT" means the Underwriting Agreement, dated July 21, 1999, by and among the Company, the Trust and the Underwriters named therein relating to the Units.

            "UNIT CERTIFICATE" has the meaning assigned to such term in
Section 3.1(a) hereof.

            "UNIT COUNTERSIGNATURE ORDER" has the meaning assigned to such term in Section 3.2 hereof.

            "UNIT REGISTRAR" has the meaning assigned to such term in Section
3.3 hereof.

            "WARRANT AGREEMENT" means the Warrant Agreement, dated as of July 27, 1999, between the Company and The Chase Manhattan Bank, as warrant agent (the "Warrant Agent"), as amended or supplemented from time to time.

            SECTION 2. Appointment of Unit Agent. Each of the Company and the Trust hereby appoints the Unit Agent to act as its agent in accordance with the terms set forth in this Agreement, and the Unit Agent hereby accepts such appointment.

            SECTION 3. Issuance of Units; Unit Certificates.

            3.1. Form and Dating.

            (a) General.

            Each Unit will consist of one Preferred Security and one Warrant. The Units shall be evidenced by one or more certificates (the "Unit Certificates") substantially in the form of Exhibit A hereto. The Unit Certificates may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Unit Certificate shall be dated the date of the Unit Agent's countersignature and will bear a "CUSIP" number. The Preferred Securities and Warrants that are components of Units will be attached to the Unit Certificates but will not bear separate "CUSIP" numbers.

            The terms and provisions contained in the Unit Certificates shall constitute, and are hereby expressly made, a part of this Agreement. The Company, the Trust and the Unit Agent, by their execution and delivery of this Agreement, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Unit Certificate conflicts with the express provisions of this Agreement, the provisions of this Agreement shall govern and be controlling.

            (b) Global and Definitive Units.

            Units issued in certificated form shall be evidenced by Unit Certificates substantially in the form of Exhibit A attached hereto (but without the Global Unit Legend thereon and without the "Schedule of Exchanges of Interests of Global Unit" attached thereto). Units issued in book-entry form shall be evidenced by Unit Certificates substantially in the form of Exhibit A attached hereto (including the Global Unit Legend thereon).

            The Global Unit shall represent such of the outstanding Units as shall be specified in the "Schedule of Exchanges of Interests of Global Unit" attached thereto or otherwise in accordance with the Applicable Procedures, initially equal to 350,000 Units. At any time after issuance, the Preferred Security and Warrant components of any Unit may be separated by the Holder and thereafter transferred separately. In the event of any separation of the components of a Unit, (i) if such Unit is a Definitive Unit, the Holder shall present such Unit to the Unit Agent for cancellation and the Unit Agent shall so notify the Unit Registrar and shall return the Preferred Security and Warrant components of such Unit to the Property Trustee and Warrant Agent, respectively, with an instruction for them to countersign and deliver to, or upon the instruction of, such Holder a separated Preferred Security and a separated Warrant, bearing the separate "CUSIP" number assigned to the Preferred Security and the Warrant, respectively, and (ii) if such Unit is represented by the Global Unit, the Unit Agent shall make the necessary endorsement to the "Schedule of Exchanges of Interests of Global Unit" attached to the Global Unit or otherwise comply with the Applicable Procedures to reduce the amount of Units represented thereby and shall instruct the Property Trustee and the Warrant Agent to effect a corresponding increase in the Preferred Securities and the Warrants, respectively, represented by global certificates bearing separate "CUSIP" numbers, which certificates initially shall each have a zero balance. The Unit Agent shall make such other necessary endorsements to the Global Unit consistent with the terms of this Agreement to reflect the appropriate number of Units represented thereby. Once separated, the Preferred Security and Warrant components of a Unit may not be rejoined to form a Unit.

            3.2. Execution.

            The Unit Certificates shall be signed, manually or by facsimile, by an Officer of the Company in respect of the Warrant and by an Administrative Trustee of the Trust in respect of the Preferred Securities. If the Officer or Administrative Trustee whose signature is on a Unit Certificate no longer holds the required office or position at the time a Unit Certificate is countersigned, the Units evidenced thereby shall nevertheless be valid.

            A duly executed Unit Certificate shall not be valid for any purpose until countersigned by the manual signature of the Unit Agent. The Unit Agent's countersignature shall be conclusive evidence, and the only evidence, that the Units evidenced by the applicable Unit Certificate have been properly issued under this Agreement.

            The Unit Agent shall, upon a written order of the Company signed by an Officer and of the Trust signed by an Administrative Trustee (a "Unit Countersignature Order"), countersign duly executed Unit Certificates for original issue up to the number stated in the preamble hereto and deliver such Unit Certificates in accordance with such Unit Countersignature Order. Subsequent to issuance of the Unit Certificates in accordance with the Underwriting Agreement, the Unit Agent shall countersign duly executed Unit Certificates only if issued in exchange or substitution for one or more previously countersigned Unit Certificates or in connection with their transfer as provided in Section 3.5 hereof.

            The Unit Agent may appoint an agent acceptable to the Company and the Trust to countersign Unit Certificates. Such an agent may countersign Unit Certificates whenever the Unit Agent may do so. Each reference in this Agreement to a countersignature by the Unit Agent includes a countersignature by such agent. Such an agent has the same rights as the Unit Agent to deal with the Company, the Trust or an Affiliate of the Company or the Trust.

            3.3. Unit Registrar.

            The Company and the Trust shall maintain an office or agency where Units may be presented for registration of transfer or for exchange (the "Unit Registrar"). The Unit Registrar shall keep a register of the Units and of their transfer and exchange. The Company and the Trust may appoint one or more co-Unit Registrars. The term "Unit Registrar" includes any co-Unit Registrar. The Company and the Trust may change any Unit Registrar without notice to any Holder. The Company and the Trust shall notify the Unit Agent in writing of the name and address of any Unit Registrar not a party to this Agreement. If the Company and the Trust fail to appoint or maintain another entity as Unit Registrar, the Unit Agent shall act as such.

            The Company and the Trust initially appoint the Unit Agent to act as the Unit Registrar with respect to the Global Unit and any Definitive Units.

            The Company and the Trust initially appoint DTC to act as Depositary with respect to the Global Unit.


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
            3.4. Holder Lists.

            The Unit Agent shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders. If the Unit Agent is not the Unit Registrar, the Company and the Trust shall promptly furnish to the Unit Agent at such times as the Unit Agent may request in writing a list in such form and as of such date as the Unit Agent may reasonably require of the names and addresses of the Holders.

            3.5. Transfer and Exchange.

            (a) Transfer and Exchange of the Global Unit.

            The Global Unit may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. The Global Unit will be exchanged by the Company and the Trust for Definitive Units if (i) the Company and the Trust deliver to the Unit Agent notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company and the Trust within 90 days after the date of such notice from the Depositary, (ii) the Company and the Trust in their sole discretion determine that the Global Unit (in whole but not in part) should be exchanged for Definitive Units and delivers a written notice to such effect to the Unit Agent or (iii) a default under this Agreement, the Warrant Agreement or the Trust Agreement has occurred and is continuing. Upon the occurrence of any of the events in (i), (ii) or (iii) above, Definitive Units shall be issued in such names, and issued in any denominations, as the Depositary shall instruct the Unit Agent in writing. The Global Unit also may be exchanged or replaced, in whole or in part, as provided in Section 3.6 hereof.

            (b) Transfer and Exchange of Beneficial Interests in the Global
Unit.

            The transfer and exchange of beneficial interests in the Global Unit shall be effected through the Depositary in accordance with the provisions of this Agreement and the Applicable Procedures. Beneficial interests in the Global Unit may be transferred to Persons who take delivery thereof in the form of beneficial interests in the Global Unit without delivering any written orders or instructions to the Unit Registrar to effect such transfers. However, no beneficial interest in a Warrant or Preferred Security that is a component of a Unit represented by the Global Unit may be transferred or exchanged (except by transfer or exchange of such Unit) until such components have been separated in accordance with Section 3.1(b) hereof and each component of a Unit shall bear a legend to such effect.

            (c) Transfer and Exchange of Beneficial Interests in Definitive
Units.

            The transfer or exchange of Definitive Units shall be effected through the Unit Registrar in accordance with the provisions of this Agreement. Prior to such transfer or exchange, the requesting Holder shall present or surrender to the Unit Registrar the Definitive Units duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Unit Registrar duly executed by such Holder or by its attorney, duly authorized in writing.


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
However, no Warrant or Preferred Security that is a component of a Definitive Unit may be transferred or exchanged (except by transfer or exchange of such Definitive Unit) until such components have been separated in accordance with
Section 3.1(b) hereof and each component of a Unit shall bear a legend to such effect.

            (d) Legend. The following legend shall appear on the face of the Global Unit:

      "THIS UNIT CERTIFICATE IS A GLOBAL UNIT WITHIN THE MEANING OF THE UNIT AGREEMENT, DATED AS OF JULY 27, 1999, AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS UNIT CERTIFICATE IS EXCHANGEABLE FOR UNITS REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN SUCH UNIT AGREEMENT, AND NO TRANSFER OF THIS UNIT CERTIFICATE (OTHER THAN A TRANSFER OF THIS UNIT CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

      UNLESS THIS UNIT CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO HERCULES INCORPORATED OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY UNIT CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

            (e) General Provisions Relating to Transfers and Exchanges.

            (i) To permit registrations of transfers and exchanges of Unit Certificates, the Company and the Trust shall execute the Unit Certificates at the Unit Registrar's request. The Unit Agent shall countersign and deliver the Unit Certificates in accordance with the provisions of Section 3.2 hereof.

            (ii) No service charge shall be made for any registration of transfer or exchange of Unit Certificates, but the Company and the Trust may require payment of a sum sufficient to cover any stamps or other tax or governmental charge payable in connection therewith.

            (iii) The Unit Certificates issued upon any registration of transfer or exchange shall be duly authorized, executed and delivered and shall be valid obligations of the Company and the Trust, respectively, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Unit Certificates surrendered upon such registration of transfer or exchange.

            (iv) Prior to due presentment for the registration of transfer of any Unit Certificate, the Unit Agent, the Unit Registrar, the Company and the Trust may deem and treat the Person in whose name any Unit Certificate is registered as the absolute owner of such Unit Certificate for all purposes and none of the Unit Agent, the Unit Registrar, the Company and the Trust shall be affected by notice to the contrary.

            (v) In the event that Debentures are distributed to holders of the Preferred Securities in exchange for such Preferred Securities in accordance with the terms of the Trust Agreement, the Company and the Trust shall deliver Debentures in respect of Preferred Securities that are components of Units to the Unit Agent with a written notice of such distribution. In the case of the Global Unit, the Depositary shall receive for such global Preferred Security a global Debenture representing Debentures in an aggregate principal amount equal to the aggregate Scheduled Liquidation Amount (as defined in the Trust Agreement) of the global Preferred Security included in such Global Unit. In the case of Definitive Units, the Unit Agent shall notify the Holders thereof of such distribution and that Definitive Units including such Debentures would be exchangeable for Preferred Securities represented by such Definitive Units. The Unit Agent shall return any Preferred Securities received upon exchange to the Property Trustee under the Trust Agreement for cancellation. Prior to any such exchange, the Preferred Securities that are components of Units shall be deemed to represent the Debentures that have been distributed in exchange for such Preferred Securities.

            3.6. Replacement Unit Certificates.

            Upon receipt by the Unit Agent of evidence reasonably satisfactory to it, the Company and the Trust of the ownership of and the loss, mutilation, theft or destruction of any Unit Certificate and of such security or indemnity as may be required by the Company, the Trust and the Unit Agent to hold each of them and any agent of them harmless and, in the case of mutilation of a Unit Certificate, upon surrender thereof to the Unit Agent for cancellation, then, in the absence of notice to the Company, the Trust or the Unit Agent that such Unit Certificate has been acquired by a bona fide purchaser, the Company and the Trust shall execute, and the Unit Agent shall manually countersign and deliver, in exchange for or in lieu of the lost, mutilated, stolen or destroyed Unit Certificate, a new Unit Certificate of the same tenor and evidencing a like number of Units. Upon the issuance of any new Unit Certificate under this Section, the Company and the Trust may require the payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in relation thereto and any other expenses in connection therewith. Every substitute Unit Certificate executed and delivered pursuant to this Section in lieu of any lost, mutilated, stolen or destroyed Unit Certificate shall represent an additional contractual obligation of the Company and the Trust, whether or not the lost, stolen or destroyed Unit Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Unit Certificates duly executed and delivered hereunder. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of lost, mutilated, stolen or destroyed Unit Certificates.


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
            3.7. Cancellation.

            The Company may at any time deliver Unit Certificates representing Units acquired by the Company to the Unit Agent for cancellation. In addition, the Unit Registrar shall forward to the Unit Agent any Unit Certificates surrendered to the Unit Registrar for registration of transfer, exchange or exercise. The Unit Agent shall cancel all Unit Certificates surrendered for registration of transfer, exchange, exercise, replacement or cancellation and shall return such Unit Certificates to the Company. The Company and the Trust may not issue new Unit Certificates to replace Units that have been delivered to the Unit Agent for cancellation.

            SECTION 4. Rights to Components of Units. A Unit shall entitle the Holder or any beneficial owner thereof to any of the rights of a holder or beneficial owner of the component Preferred Security and Warrant, subject to the last sentences of Sections 3.5(b) and 3.5(c) hereof.

            SECTION 5. Enforcement of Rights. Notwithstanding any of the provisions of this Agreement, any Holder of a Unit Certificate or the beneficial owner of any Unit evidenced thereby, without the consent of the Unit Agent, the Holder of any other Unit Certificate or any other party, may, in its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company and the Trust suitable to enforce, or otherwise in respect of, its rights under such Unit Certificate and in this Agreement.

            SECTION 6. Merger, Consolidation or Change of Name of Unit Agent. Any corporation or other association into which the Unit Agent may be merged or with which it may be consolidated, or any corporation or other association resulting from any merger or consolidation to which the Unit Agent shall be a party, or any corporation or other association succeeding to the part of the business of the Unit Agent that includes services hereunder, shall be the successor to the Unit Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation or other association would be eligible for appointment as a successor to the Unit Agent under the provisions of Section 8 hereof. Any such successor Unit Agent shall promptly cause notice of its succession as Unit Agent to be mailed (by first class mail, postage prepaid) to each Holder at such Holder's last address as shown on the register maintained by the Unit Registrar. In case at the time such successor to the Unit Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Unit Certificates shall have been countersigned but not delivered, any such successor to the Unit Agent may adopt the countersignature of the original Unit Agent; and in case at that time any of the Unit Certificates shall not have been countersigned, any successor to the Unit Agent may countersign such Unit Certificates either in the name of the predecessor Unit Agent or in the name of the successor to the Unit Agent; and in all such cases such Unit Certificates shall have the full force and effect provided in the Unit Certificates and in this Agreement.

            In case at any time the name of the Unit Agent shall be changed and at such time any of the Unit Certificates shall have been countersigned but not delivered, the Unit Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Unit Certificates shall not have been countersigned, the Unit Agent may countersign such Unit Certificates either in its prior name or in its changed name, and in all such cases such Unit Certificates shall have the full force and effect provided in the Unit Certificates and in this Agreement.

            SECTION 7. Unit Agent. The Unit Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company, the Trust and the Holders of Units, by their acceptance thereof, shall be bound:

            (a) The statements contained herein and in the Unit Certificates shall be taken as statements of the Company or the Trust, as applicable, and the Unit Agent assumes no responsibility for the correctness of any of the same except such as describe the Unit Agent or action taken (including the Unit Agent's countersignature) or to be taken by it.

            (b) The Unit Agent shall not be responsible for any failure of the Company or the Trust to comply with any of the covenants contained in this Agreement or in the Unit Certificates to be complied with by the Company or the Trust.

            (c) The Unit Agent may consult at any time with counsel of its own selection (who may be counsel for the Company) and the Unit Agent shall incur no liability or responsibility to the Company, the Trust or any Holder of any Unit in respect of any action taken, suffered or omitted by it hereunder so long as taken, suffered or omitted in good faith and in accordance with the opinion or the advice of such counsel.

            (d) Before the Unit Agent acts or refrains from acting with respect to the Units, it may require a certificate or an opinion of counsel, or both, from the Company or the Trust. The Unit Agent may conclusively rely upon, and shall incur no liability or responsibility to the Company, the Trust or any Holder of any Unit for, any action taken in reliance on any Unit, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper of the Company or the Trust, document or instrument (whether in its original or facsimile form) believed by it in good faith to be genuine and to have been signed, sent or presented by the proper party or parties.

            (e) The Company agrees to pay to the Unit Agent such compensation as shall be agreed upon from time to time for all services rendered by the Unit Agent in the execution of this Agreement, to reimburse the Unit Agent for all expenses, taxes, duties and governmental charges and other charges of any kind and nature reasonably incurred by the Unit Agent in the execution of this Agreement and to indemnify the Unit Agent and save it harmless against any and all liabilities, claims, damages, losses and expenses (including taxes other than taxes based on the income of the Unit Agent and judgments, reasonable costs and counsel fees and expenses), for anything done or omitted by the Unit Agent in the execution of this Agreement or arising out of or in connection with its performance of its obligations or duties under this Agreement, except to the extent such liabilities are attributable to the Unit Agent's negligence, bad faith or willful misconduct. The Unit Agent shall notify the Company and the Trust promptly of any claim for which it may seek indemnity; provided that the failure by the Unit Agent to so notify the Company and the Trust shall not relieve the Company of its obligations hereunder. The Company shall defend any such claim and the Unit Agent shall cooperate in the defense. The Unit Agent may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel only if counsel for the Company has interests which conflict with those of the Unit Agent and, if so, counsel selected by the Unit Agent must be reasonably satisfactory to the Company. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

            (f) The Unit Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders of Units shall furnish the Unit Agent with security and indemnity reasonably satisfactory to it for any costs and expenses which may be incurred, but this provision shall not affect the power of the Unit Agent to take such action as is necessary, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Units may be enforced by the Unit Agent without the possession of any of the Unit Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Unit Agent shall be brought in its name as Unit Agent and any recovery of judgment shall be for the ratable benefit of the Holders of the Units, as their respective rights or interests may appear.

            (g) Nothing in this Agreement shall prevent the Unit Agent, or any stockholder, director, officer or employee of the Unit Agent, from buying, selling or dealing in any of the Units or other securities of the Company or the Trust or becoming pecuniarily interested in any transaction in which the Company or the Trust may be interested, or contracting with or lending money to the Company or the Trust or otherwise act as fully and freely as though it were not Unit Agent under this Agreement. Nothing herein shall preclude the Unit Agent from acting in any other capacity for the Company or the Trust or for any other legal entity.

            (h) The Unit Agent shall act hereunder solely as agent for the Company and the Trust, and its duties shall be determined solely by the provisions hereof. The Unit Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence, bad faith or willful misconduct.

            (i) The Unit Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Unit Agent.

            (j) The Unit Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Unit Agent and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Unit Agent, the Unit Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

            (k) The Unit Agent shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

            (l) The Unit Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority of the number of the then outstanding Warrants (excluding Warrants held by the

Company, the Trust or any of their respective Affiliates) relating to the time, method and place of conducting any proceeding for any remedy available to the Unit Agent, or exercising any trust or power conferred upon the Unit Agent, under this Agreement with respect to the Units.

            (m) No provision of this Agreement shall require the Unit Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (n) The Unit Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document.

            (o) The Unit Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            (p) The Unit Agent shall not be deemed to have notice of any default under this Agreement unless a Responsible Officer of the Unit Agent has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Unit Agent at the office of the Unit Agent.

            (q) The rights, privileges, protections, immunities and benefits given to the Unit Agent, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Unit Agent in each of its capacities hereunder.

            (r) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Unit Agent shall be subject to the provisions of this Section.

            SECTION 8. Resignation and Removal of Unit Agent; Appointment of Successor. No resignation or removal of the Unit Agent and no appointment of a successor Unit Agent shall become effective until the acceptance of appointment by the successor Unit Agent as provided herein. The Unit Agent may resign its duties and be discharged from all further duties and liability hereunder (except liability arising as a result of the Unit Agent's own negligence, bad faith or willful misconduct) after giving written notice to the Company and the Trust. The Company and the Trust may remove the Unit Agent upon written notice, and the Unit Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. The Unit Agent shall, at the Company's expense, cause to be mailed (by first class mail, postage prepaid) to each Holder of a Unit at his last address as shown on the register maintained by the Unit Registrar a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal, the Company and the Trust shall appoint in writing a new Unit Agent. If the Company and the Trust shall fail to make such appointment within a period of 30 calendar days after they have been notified in writing of such resignation by the resigning Unit Agent or after such removal, then the resigning Unit Agent or the Holder of any Unit may at the expense of the Company apply to any court of competent jurisdiction for the appointment of a new Unit Agent. Any new Unit Agent, whether appointed by the Company and the Trust or by such a court, shall be a corporation or other association doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any new Unit Agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new Unit Agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been named herein as the original Unit Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Unit Agent. Not later than the effective date of any such appointment, the Company and the Trust shall give notice thereof to the resigning or removed Unit Agent. Failure to give any notice provided for in this Section, however, or any defect therein, shall not affect the legality or validity of the resignation of the Unit Agent or the appointment of a new Unit Agent, as the case may be.

            SECTION 9. Notices. Any notice or demand authorized by this Agreement to be given or made by the Unit Agent or by the Holder of any Unit to or on the Company or the Trust shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company or the Trust, as applicable, with the Unit Agent), as follows:

                        Hercules Incorporated
                        Hercules Plaza
                        1313 North Market Street
                        Wilmington, Delaware 19894-0001
                        Telephone No.:  (302) 594-5000
                        Telecopier No.:  (302) 594-5210
                        Attention:  Israel J. Floyd, Esq.

                        Hercules Trust II
                        c/o Hercules Incorporated
                        1313 North Market Street
                        Wilmington, Delaware 19894-0001
                        Telephone No.:  (302) 594-5000
                        Telecopier No.:  (302) 594-5210
                        Attention:  Israel J. Floyd, Esq.

            In case the Company or the Trust shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Unit Agent.

            Any notice pursuant to this Agreement to be given by the Company, the Trust or the Holder of any Unit to the Unit Agent shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Unit Agent with the Company and the Trust) to the Unit Agent as follows:

                        The Chase Manhattan Bank
                        c/o Chase Manhattan Trust Company, N.A.
                        One Liberty Place, 52nd Floor
                        1650 Market Street
                        Philadelphia, Pennsylvania 19103
                        Telephone No.:  (215) 988-1317
                        Telecopier:  (215) 972-8372
                        Attention:  Capital Markets Fiduciary Services

            Any notice pursuant to this Agreement to Holders of the Units by the Company, the Trust or the Unit Agent shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder, at the address appearing in the register maintained by the Unit Registrar, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

            If by reason of the suspension of or irregularities in regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders as shall be made with the approval of the Unit Agent shall constitute a sufficient notification to such Holders for every purpose hereunder.

            SECTION 10. Supplements and Amendments. The Company, the Trust and the Unit Agent may from time to time amend or supplement this Agreement without the approval of any Holder of Units in order to cure any ambiguity or to cure, correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company, the Trust and the Unit Agent may deem necessary or desirable and which shall not adversely affect the interests of any Holder of Units. The Company, the Trust and the Unit Agent may amend or supplement this Agreement or the Units with the consent of Holders of a majority of the number of the then outstanding Units (excluding Units held by the Company, the Trust or any of their respective Affiliates). However, the consent of each Holder of a Unit shall be required for any amendment or supplement pursuant to which (i) the rights of any Holder would be materially and adversely affected or (ii) the percentage of the number of then outstanding Units the consent of whose Holders of which is required for amendments or supplements would be reduced. The Unit Agent shall be entitled to receive and, subject to Section 7, shall be fully protected in relying upon, a certificate and opinion of counsel as conclusive evidence that any such amendment or supplement is authorized or permitted hereunder, that it is not inconsistent herewith, and that it will be valid and binding upon the Company and the Trust in accordance with its terms.

            SECTION 11. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company, the Trust or the Unit Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

            SECTION 12. Termination. This Agreement shall terminate when there are no Units outstanding.

            SECTION 13. Governing Law. THIS AGREEMENT AND EACH UNIT CERTIFICATE ISSUED HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES.

            SECTION 14. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Trust, the Unit Agent and the Holders of Units any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Trust, the Unit Agent and the Holders of Units.

            SECTION 15. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                    HERCULES INCORPORATED


                                    By: /s/ GEORGE MACKENZIE
                                       ----------------------------------------
                                        Name:  George Mackenzie
                                        Title: Senior Vice President and
                                               Chief Executive Officer





                                    HERCULES TRUST II


                                    By: /s/ ISRAEL J. FLOYD
                                       ----------------------------------------
                                        Name:  Israel J. Floyd
                                        Title: Administrative Trustee








THE CHASE MANHATTAN BANK,
as Unit Agent


By: /s/ JOSEPH C. PROGAR
   ---------------------------------
       Authorized Signature

                                    EXHIBIT A
                           [Form of Unit Certificate]

                                     [Face]

No. ______                                                  Up to ____ Units
CUSIP No. 427098306

                                Unit Certificate



            This Unit Certificate certifies that Cede & Co., or its registered assigns, is the registered holder of _________ Units issued pursuant to the Unit Agreement, dated as of July 27, 1999 (the "Unit Agreement"), among Hercules Incorporated (the "Company"), Hercules Trust II (the "Trust") and The Chase Manhattan Bank, as Unit Agent (the "Unit Agent"), each Unit consisting of one preferred security of the Trust and one warrant to purchase shares of common stock, without par value ($25/48 stated value), of the Company.

            Reference is hereby made to the further provisions of this Unit Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

            This Unit Certificate shall not be valid unless countersigned by the Unit Agent.

            This Unit Certificate shall be governed by, and construed in accordance with, the laws of the State of Delaware.

            IN WITNESS WHEREOF, each of the Company and the Trust has caused this Unit Certificate to be signed by its duly authorized representative, each by a manual or facsimile signature.

Dated: July 27, 1999

                                    HERCULES INCORPORATED


                                    By: ______________________________________
                                        Name:
                                        Title:



                                    HERCULES TRUST II


                                    By: ______________________________________
                                        Name:
                                        Title:

Countersigned:

THE CHASE MANHATTAN BANK,
as Unit Agent


By: __________________________
      Authorized Signature

Dated: July 27, 1999

                                    [Reverse]

THIS UNIT CERTIFICATE IS A GLOBAL UNIT WITHIN THE MEANING OF THE UNIT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS UNIT CERTIFICATE IS EXCHANGEABLE FOR UNITS REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN SUCH UNIT AGREEMENT, AND NO TRANSFER OF THIS UNIT CERTIFICATE (OTHER THAN A TRANSFER OF THIS UNIT CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS UNIT CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO HERCULES INCORPORATED AND HERCULES TRUST II OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY UNIT CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      The Unit Agreement, as well as the Trust Agreement and the Warrant Agreement (each as defined in the Unit Agreement), are hereby incorporated by reference in and made a part of this Unit Certificate and are hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Unit Agent, the Company, the Trust and the Holders of the Units. A copy of the Unit Agreement, the Trust Agreement and the Warrant Agreement may be obtained by the Holder hereof upon written request to the Company, the Trust or the Unit Agent.

               SCHEDULE OF EXCHANGES OF INTERESTS OF GLOBAL UNIT

This Global Unit shall represent _______ Units unless otherwise indicated below.

The following exchanges of a part of this Global Unit have been made:

            Amount of decrease in      Number of Units in this        Signature of
 Date of      Number of Units in        Global Unit following     authorized signatory
Exchange       this Global Unit             such decrease            of Unit Agent
-------------------------------------------------------------------------------

                         PREFERRED SECURITY CERTIFICATE

THIS PREFERRED SECURITY IS A GLOBAL PREFERRED SECURITY WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITORY") OR A NOMINEE OF THE DEPOSITORY. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS PREFERRED SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS PREFERRED SECURITY IS A COMPONENT OF A CRESTS UNIT AND, UNTIL SEPARATED FROM SUCH CRESTS UNIT AS PROVIDED IN THE UNIT AGREEMENT, MAY NOT BE TRANSFERRED EXCEPT AS PART OF A TRANSFER OF SUCH CRESTS UNIT.

Certificate Number PS-___         Number of Preferred Securities Up to: ________


                  Certificate Evidencing Preferred Securities

                                       of

                               HERCULES TRUST II

                         Trust II Preferred Securities
          (scheduled liquidation amount $1,000 per Preferred Security)

         HERCULES TRUST II, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that CEDE & CO. (the "Holder") is the registered owner of up to ________ preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated as the Trust II Preferred Securities (scheduled liquidation amount $1,000 per Preferred Security) (the "Preferred Securities") as reflected on the Schedule of Interest of Global Preferred Security attached hereto. The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer and otherwise complies with the terms of this Preferred Security.

         The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Trust Agreement of the Trust, dated as of July 27, 1999, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Trust Agreement. Capitalized terms used but not defined herein shall have the respective meanings given them in the Trust Agreement. The Sponsor will provide a copy of the Trust Agreement, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder and to the benefits of the Preferred Securities Guarantee to the extent provided therein.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

         IN WITNESS WHEREOF, the Trust has executed this certificate this 27th day of July, 1999.

                                       HERCULES TRUST II


                                       By:
                                           -------------------------------------
                                           Name: Stuart C. Shears
                                           Title: Administrative Trustee



                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Preferred Securities referred to in the within-mentioned Trust Agreement.

                                       THE CHASE MANHATTAN BANK,
                                        as Property Trustee


                                       By:
                                           -------------------------------------
                                                   Authorized Signatory

                        [REVERSE OF PREFERRED SECURITY]

         Distributions on this Preferred Security will be payable at a rate per annum of 6 1/2% of the Scheduled Liquidation Amount of $1,000 per Preferred Security (the "Scheduled Liquidation Amount"), such rate being the rate of interest payable on the Debentures to be held by the Property Trustee, except that if the Preferred Securities are Remarketed, Distributions on this Preferred Security on and after the Reset Date will be payable at the annual distribution rate established in the Remarketing on the Accreted Liquidation Amount of this Preferred Security. Distributions not paid when due will themselves accumulate distributions at the then applicable annual rate (to the extent permitted by law). The term "Distributions," as used herein, includes any such additional distributions unless otherwise stated. The term "Distribution Rate," as used herein, means a rate per annum equal to 6 1/2% of the Scheduled Liquidation Amount or, in the case of a Remarketing, the annual rate established thereby based on the Accreted Liquidation Amount. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

         Distributions on the Preferred Securities will be cumulative, will accumulate from and including the most recent date on which Distributions have been paid or, if no Distributions have been paid, from and including July 27, 1999, to but excluding the relevant Distribution Date (as defined below) or any date fixed for redemption (a "Redemption Date"), and will be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 1999 (each, a "Distribution Date"), except as otherwise described below and in the Trust Agreement. The amount of Distributions payable for any period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. "Distribution Period" means the period from and including the immediately preceding Distribution Date (or July 27, 1999, in the case of the first Distribution Period) to but excluding the applicable Distribution Date or Redemption Date. If a Distribution Date is not a Business Day, then such Distribution will be made on the next succeeding Business Day (and without any interest or other payment in respect of such delay), except if such Business Day is in the next succeeding calendar year, such Distribution will be made on the immediately preceding Business Day.

         As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 20 consecutive periods (each, an "Extension Period"), provided that an Extension Period must end on an interest payment date for the Debentures and may not extend beyond the stated maturity date or date of earlier redemption for the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accumulate with additional distributions thereon (to the extent permitted by law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Distribution Rate then in effect compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension

Period, together with all such previous and further extensions, may not exceed 20 consecutive quarterly periods, must end on an interest payment date for the Debentures and may not extend beyond the stated maturity date or date of earlier redemption of the Debentures. At the end of the Extension Period, all accumulated and unpaid Distributions (but only to the extent payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor) will be payable to the Holders as they appear on the books and records of the Trust on the record date immediately preceding the end of the Extension Period. Upon the termination of any Extension Period (or any extension thereof) and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the foregoing requirements.

         Subject to certain conditions set forth in the Trust Agreement and the Indenture, the Property Trustee may, at the direction of the Sponsor, dissolve the Trust at any time and cause the Debentures to be distributed to the Holders of the Preferred Securities in liquidation of the Trust or, simultaneously with the maturity or any redemption of the Debentures, cause a Like Amount of the Preferred Securities to be redeemed by the Trust.

         The Preferred Securities shall be redeemable as provided in the Trust Agreement.

         Upon a Remarketing, certain terms of the Preferred Securities referred to in the Trust Agreement will be modified as of the Reset Date.

                            -----------------------

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:


        ---------------------------------------------------------------
        (Insert assignee's social security or tax identification number)

        ---------------------------------------------------------------

        ---------------------------------------------------------------
                   (Insert address and zip code of assignee)

and irrevocably appoints _________________________________________________
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
      -------------



Signature:
           --------------------------------------------------
           (Sign exactly as your name appears on the other side of this Preferred Security Certificate)

Signature Guarantee(1):
                        -------------------------------------







---------------
(1) Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

        SCHEDULE OF EXCHANGES OF INTERESTS OF GLOBAL PREFERRED SECURITY

              Number of Preferred Securities upon Original Issue:

                                    --------

The following exchanges of a part of this Global Preferred Security have been made:


                      Amount of decrease in    Amount of Increase       Number of Preferred
                       number of Preferred        in number of          Securities in this         Signature of
                        Securities in this    Preferred Securities       Global Preferred           authorized
                         Global Preferred        in this Global       Security following such      signatory of
Date of Exchange             Security          Preferred Security      decrease or increase      Property Trustee
----------------      ---------------------   --------------------    -----------------------    ----------------



                                    [Face]

No. W-____                                                     ________ Warrants

                              Warrant Certificate

                             Hercules Incorporated

         This Warrant Certificate certifies that Cede & Co., or its registered assigns, is the registered holder of up to ________ warrants as reflected in the Schedule of Exchanges of Interests of Global Warrant attached hereto (the "Warrants") expiring March 31, 2029 (the "Expiration Date"), subject to adjustment as described in the Warrant Agreement, dated as of July 27, 1999 (the "Warrant Agreement"), between Hercules Incorporated, a Delaware corporation (the "Company"), and The Chase Manhattan Bank, as Warrant Agent (the "Warrant Agent"), to purchase common stock, without par value ($25/48 stated value) (the "Common Stock"), of the Company. Each Warrant entitles the registered holder, upon exercise at any time (or from time to time) prior to 5:00 p.m., New York City time, on any Business Day (as defined in the Warrant Agreement) on or prior to the Expiration Date, to purchase from the Company
23.4192 fully paid and nonassessable shares of Common Stock (the "Warrant Shares") at the initial exercise price of $1,000 (the "Warrant Exercise Price") (equal to $42.70 per share (the "Exercise Price Per Share")), subject to adjustment as described in the Warrant Agreement, payable upon surrender of this Warrant Certificate and payment of the Warrant Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

         No Warrant may be exercised after the Expiration Date and, to the extent not exercised prior to 5:00 p.m., New York City time, on the Expiration Date, such Warrants shall become void.

         Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

         This Warrant Certificate shall be governed by, and construed in accordance with, the laws of the State of Delaware.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its duly authorized representative by a manual or facsimile signature.

Dated: July 27, 1999                   HERCULES INCORPORATED
      ----------------

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

Countersigned:

THE CHASE MANHATTAN BANK,
as Warrant Agent


By:
    -------------------------------
         Authorized Signature


Dated: July 27, 1999
      ---------------
                                     D-13

                                   [Reverse]

THIS WARRANT CERTIFICATE IS A GLOBAL WARRANT WITHIN THE MEANING OF THE WARRANT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS WARRANT CERTIFICATE IS EXCHANGEABLE FOR WARRANTS REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN SUCH WARRANT AGREEMENT, AND NO TRANSFER OF THIS WARRANT CERTIFICATE (OTHER THAN A TRANSFER OF THIS WARRANT CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS WARRANT CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO HERCULES INCORPORATED OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY WARRANT CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS WARRANT CERTIFICATE IS A COMPONENT OF A CRESTS UNIT AND, UNTIL SEPARATED FROM SUCH CRESTS UNIT AS PROVIDED IN THE UNIT AGREEMENT, MAY NOT BE TRANSFERRED EXCEPT AS PART OF A TRANSFER OF SUCH CRESTS UNIT OR BE EXERCISED EXCEPT IN CONNECTION WITH A REMARKETING OF THE PREFERRED SECURITY COMPONENT OF SUCH CRESTS UNIT.

         The Warrant Agreement is hereby incorporated by reference in and made a part of this Warrant Certificate and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the Holders of the Warrants. A copy of the Warrant Agreement may be obtained by the Holder hereof upon written request to the Company or the Warrant Agent.

         The Holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Warrant Exercise Price at the office of the Warrant Agent, all in accordance with the Warrant Agreement. In the event that upon any exercise of Warrants evidenced by this Warrant Certificate the number of Warrants exercised shall be less than the total number of Warrants evidenced by this Warrant Certificate, there shall be issued to the

Holder hereof or its assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

                         [Form of Election to Purchase]

                 (To Be Executed Upon Exercise Of Any Warrant)

         The undersigned hereby irrevocably elects to exercise ____________ Warrants, represented by this Warrant Certificate, to purchase __________
shares of Common Stock and herewith tenders payment for such shares to the order of Hercules Incorporated in the amount of $_____ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of _____________________________, whose address is _____________________________, and that such shares be delivered to
_____________________________, whose address is _____________________________.
If said number of shares is less than all of the shares of Common Stock issuable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of _____________________________, whose address is _____________________________, and that such Warrant Certificate be delivered to _____________ whose address is
_____________________________.



                                    -----------------------------------------
                                    Signature

Date:
                                    -----------------------------------------
                                    Signature Guaranteed

                                    Signatures must be guaranteed by an
                                    "eligible guarantor institution" meeting the requirements of the Warrant Registrar, which requirements include membership or participation in the Security Transfer
                                    Agent Medallion Program ("STAMP") or
                                    such other "signature guarantee program" as may be determined by the Warrant Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     D-16